NOOZ.AI

Wise Up to Media Bias

The Problem: News Media Influence

Consumers are not always aware of **bias** and **persuasion techniques** influencing their thinking and actions.

The prevalent use of both in mainstream media is causing:

- Societal Division
- Diminishing confidence in long-standing:
  - Institutions
  - Media Sources



Antagonism
Sympathy
Feelings
Beliefs
Prejudices
Views
Misinformation
Manipulation
News Media Influence

The Solution: Wise Up to Media Bias

Empower Consumers with the ability to recognize the various persuasion techniques and degrees of influence being used on them by today's news commentators and journalists worldwide.

Examples:

- Highly-Negative **Sentiment Impact**
- Moderate **Propaganda Usage**
- Extreme **Opinion Expression**
- High **Revision Activity**
- Moderate **Ghost Edits**

- Appeal to Fear & Prejudice
- Flag-Waving
- Appeal to Authority
- Exaggeration, Minimization
- Name Calling, Labeling

Our Approach: Objective Linguistic Analysis

Biased reporting is a major concern in today's society. Misinformation is the most commonly (mis)used buzzword. But the reality is that language itself can be used to manipulate and persuade the casual reader.

By *objectively* analyzing language, we avoid the *subjective bias* found in other approaches.

As opposed to subjectively labeling misinformation, our approach is to illuminate how one can be manipulated with exaggerated headlines, revision history, and text of articles.

Objective Linguistic Analysis using A.I.

NOOZ.AI is an **AI-driven news aggregator** that identifies media influence by analyzing news stories from hundreds of publications using:



Natural Language Processing



Machine Learning

Types of Analysis

The NOOZ.AI article analysis engine provides consumers with scores and labels in the following metrics:

Sentiment Impact - Identifies influence on the reader's sentiment on the topic.

Propaganda Usage - Identifies up to 18 types of persuasive techniques.

Opinion Expression - Identifies how opinionated the article is.

Revision Activity - Identifies all the edits made to an article.

Ghost Edits - Identifies stealth edits that were not properly published.

Visual Indicators: **NOOZ**METRICS

S.P.O.R.G. Bars provide a quick preview of the analysis results for each metric.

- **S**entiment Impact
- **P**ropaganda Usage
- **O**pinion Expression
- **R**evision Activity
- **G**host Edits


Typical Online News Listing
Inflation: Global food prices hit fresh 10-year high, UN says
NBC News 5 min ago
NOOZ.AI News Listing
Inflation: Global food prices hit fresh 10-year high, UN says
NBC News 5 min ago
S P O R G
67
High Influence
Metrics

Visual Indicators: NOOZSCORE

To improve understanding, NOOZMETRICS are consolidated into a NOOZSCORE to reveal the overall amount of influence used in the article.

Levels of Influence

- Low
- Moderate
- High
- Extreme


S P O R G
67
High Influence


Inflation: Global food prices hit fresh 10-year high, UN says
NBC News 5 min ago
S P O R G
67
High Influence
Label

Visual Indicators: **NOOZ**REACTION

This optional display setting offers a more relatable interpretation of the **NOOZ**SCORE using illustrations and idioms.


Inflation: Global food prices hit fresh 10-year high, UN says
NBC News 5 min ago
S P O R G
67
Smells Fishy
Reaction



Fair Enough

Low Influence



Smells Fishy

Moderate Influence



Pulling Strings

High Influence



You're Kidding

Extreme Influence

The 18 Types of Propaganda detectable by NOOZ.AI

1. Appeal to Authority
2. Appeal to Fear & Prejudice
3. Bandwagon
4. Black & White Fallacy
5. Causal Oversimplification
6. Doubt
7. Exaggeration, Minimization
8. Flag Waving
9. Loaded Language
10. Name Calling, Labeling
11. Obfuscation, Confusion, Intentional Vagueness
12. Red Herring
13. Reductio ad hitlerum
14. Repetition
15. Slogans
16. Strawman
17. Thought-Terminating Cliche
18. Whataboutism

Revision Analysis

Investigate the evolution of a news story and the writer's manipulation of opinion, sentiment, and propaganda over time.

Our analytics reveal all the changes in each published revision of a specific news article and identifies **"ghost edits"** that occur when the publisher does not update the published date after making a change.


1
Versions Compared
6
Old Score
Text Edits
New Score
90%
-87%
~~HEADLINE:~~
~~Justice Department charges DePape following Paul Pelosi assault~~
~~SUMMARY:~~
~~The Justice Department on Monday charged David DePape with assault and attempted kidnapping following his alleged break-in at the home of Speaker Nancy Pelosi and her husband Paul.~~
HEADLINE:
Paul Pelosi's alleged attacker charged with attempted kidnapping
SUMMARY:
DePape broke into the Pelosis' San Francisco home through a glass door, according to DOJ's affidavit accompanying the charges, and then entered the bedroom searching for Nancy
67%
-98%
3
2
2
1
1
1

Web & App Features

Article Opinion
View the amount of opinion expressed in each news article.

Article Sentiment
View the degree of sentiment expressed in each news article.

Article Propaganda
View the types of persuasion techniques present in each news article.

Article Revisions
View the multiple versions of each news article.

Ghost Edits
Identifies stealth edits that were not properly published.

NOOZ Score
Represents the overall amount of influence present in the article.

NOOZ Reaction
Illustrations and idioms provide a more relatable interpretation of the NOOZ score.

NOOZ Sharing
Sharing a news article includes opinion, sentiment, and propaganda scores.

More Like This
View more articles that are like the current story.

Keyword Links
Find related stories using a keyword from the article.

Comparison Reader
Track all the edits of a news article by comparing any two versions of the article.

Colored Reader
Background and text colors change based on opinion and sentiment scores.

Step-Thru Reader
Toggle thru each sentence to view the scores for each one and for certain words.

Custom Layouts
View news listings in condensed, text, magazine, or card view layouts.

Custom Rankings
Rank stories, categories, feeds, authors, and sources based on various metrics.

Article Flow Graphs
View how opinion and sentiment change from sentence to sentence.

Revision Flow Graphs
View how opinion and sentiment change from version to version.

Revision Archive
Get exclusive access to read all previous versions of a news article.

Latest News
View the most recently released news stories across all sources.

View Stories By Type
View all news stories by a specific news source, feed, category or author.



11:52
My News
Thu, May 4
Sources
Categories
Feeds
Authors
Prince William and Kate drop into a Soho pub
BBC
12m ago
Low Influence
Michigan center Hunter Dickinson transfers to Kansas
ESPN
14m ago
High Influence
Biden lightens his White House schedule, lets Harris take lead in AI meeting
Fox News
15m ago
Moderate Influence
Friend rips media's 'despicable' effort to 'smear' Clarence Thomas for GOP dono...
Fox News
15m ago
High Influence
Iowa State's Aidan Ralph accused of violent rape
ESPN
16m ago

NOOZ.AI

One Story.

Multiple Variations Published.



Revision
Sentiment
Opinion
Revision Flow
from version to version
Revisions 1 - 4
Select a version below.
Ghost Edits
Published: Aug 16, 2022 11:31 AM
Updated: Aug 16, 2022 12:24 PM
Published: Aug 16, 2022 11:52 AM

Revision Flow

Shows how metrics change from version to version

Where's the Truth?

Our Analytics Reveal All.

ANDROID APP ON Google play

Download on the App Store

Visit us online at nooz.ai

NOOZ.AI Business Model

- Ad Revenue (Apps & Website)
- Subscriptions (Coming Soon)
  - NOOZ Language Checker Software (Schools, Writers, Publishers)
  - NOOZ User Profiles (NOOZ Community)
  - Tiered API Access (Developers)
  - Web Browser Extension (Consumers)

Executive Team



CEO
Anastasios *"Takis"* Kyriakides
in /in/takiskyriakides/

Founder and CEO of **netTALK MARITIME**, Kyriakides has founded and run two successful cruise lines, among other travel and maritime-related ventures.

Founder and Chairman, **Regency Cruise Lines**

Founder, Chairman & CEO, **Seawind Cruise Lines**

Founder & CFO, **Mylex Corp**

Founder and CEO, **Lexicon Corp**

Chairman, **Montgomery Ward Travel**

Holder of numerous patents



COO
Nicholas Kyriakides
in /in/kyriakides/

COO of **netTALK MARITIME**, which provides a variety of tech-enabled communications solutions for cruise lines.

Adjunct faculty, college of business, **Miami Dade College**

President and COO, **netTALK CONNECT**

Adjunct faculty, school of business, **Broward College**

Director of business development, **Interlink Global**

Holder of numerous patents



CTO
Garry M. Paxinos
in /in/garrypaxinos/

CTO of **netTALK MARITIME**, which provides a variety of tech-enabled communications solutions for cruise lines.

CTO, **NT CONNECT**

CTO, **netTALK CONNECT**

CTO, **Axios Digital Solutions**

Head of Technology, **Sezmi Corporation**

SVP and Chief Technologist, **US Digital Television**

Holder of numerous patents

Thank You!